                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF l934


                              TRANSMETA CORPORATION
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


                      DELAWARE                               77-0402448
       -----------------------------------                  ------------
     (State of incorporation or organization)     (I.R.S. Employer Identification No.)

               3940 FREEDOM CIRCLE
              SANTA CLARA, CALIFORNIA                          95054
        -----------------------------------                   --------
     (Address of principal executive offices)                 (Zip Code)


If this Form relates to the registration of           If this Form relates to the registration
a class of securities pursuant to Section             of a class of securities pursuant to
12(b) of the Exchange Act and is effective            Section 12(g) of the Exchange Act and is
pursuant to General Instruction A.(c),                effective pursuant to General Instruction
check the following box.              [ ]             A.(d), check the following box.        [X]

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  Securities Act registration statement file number to which this form relates:
                                    333-44030

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

        Securities to be registered pursuant to Section 12(g) of the Act:

                   COMMON STOCK, $0.00001 PAR VALUE PER SHARE
                                (Title of Class)

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ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

             The description of the common stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration
Statement on Form S-1 (File No. 333-44030) as originally filed with the Securities and Exchange Commission on August 17, 2000, or as subsequently amended (the "Registration Statement"), and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM 2.      EXHIBITS.

             The following exhibits are filed herewith or incorporated herein by reference:

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
               Exhibit
               Number      Exhibit Title or Description
               -------     ----------------------------


               3.01        Registrant's Certificate of Incorporation
                           (incorporated by reference to Exhibit 3.01 to the Registration Statement).

               3.02        Amendment to Registrant's Certificate of
                           Incorporation (incorporated by reference to
                           Exhibit 3.02 to the Registration Statement).

               3.03        Form of Registrant's First Amended
                           and Restated Certificate of
                           Incorporation (incorporated by
                           reference to Exhibit 3.03 to the
                           Registration Statement).

               3.04        Form of Registrant's Second Amended
                           and Restated Certificate of
                           Incorporation to be effective after
                           completion of the offering covered
                           by the Registration Statement
                           (incorporated by reference to
                           Exhibit 3.04 to the Registration
                           Statement).

               3.05        Registrant's Bylaws (incorporated by reference to
                           Exhibit 3.05 to the Registration Statement).

               3.06 Form of Registrant's Restated Bylaws to be effective before completion of the offering covered by the Registration Statement
                           (incorporated by reference to Exhibit 3.06 to the Registration Statement).

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
               Exhibit
               Number      Exhibit Title or Description
               -------     ----------------------------

               4.01        Form of Specimen Common Stock Certificate
                           (incorporated by reference to Exhibit 4.01 to the Registration Statement).

               4.02        Fifth Restated Investors' Rights
                           Agreement dated March 31, 2000,
                           between Registrant, certain
                           stockholders and a convertible note
                           holder (incorporated by reference to
                           Exhibit 4.02 to the Registration
                           Statement).

               4.03        Form of Piggyback Registration Rights Agreement
                           (incorporated by reference to Exhibit 4.03 to the Registration Statement).

               99.01       The description of Registrant's
                           common stock set forth under the
                           caption "Description of Capital
                           Stock" in the prospectus included in
                           the Registration Statement.

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                                    SIGNATURE


               Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  October 19, 2000             TRANSMETA CORPORATION



                                     By: /s/ Merle A. McClendon
                                        --------------------------------
                                         Merle A. McClendon
                                         Chief Financial Officer

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                                INDEX TO EXHIBITS

               Exhibit
               Number        Exhibit Title or Description
               -------       -----------------------------


               3.01          Registrant's Certificate of Incorporation
                             (incorporated by reference to Exhibit 3.01 to the Registration Statement).

               3.02          Amendment to Registrant's Certificate of
                             Incorporation (incorporated by reference to
                             Exhibit 3.02 to the Registration Statement).

               3.03          Form of Registrant's First Amended
                             and Restated Certificate of
                             Incorporation (incorporated by
                             reference to Exhibit 3.03 to the
                             Registration Statement).

               3.04          Form of Registrant's Second Amended
                             and Restated Certificate of
                             Incorporation to be effective after
                             completion of the offering covered
                             by the Registration Statement
                             (incorporated by reference to
                             Exhibit 3.04 to the Registration
                             Statement).

               3.05          Registrant's Bylaws (incorporated by reference to
                             Exhibit 3.05 to the Registration Statement).

               3.06 Form of Registrant's Restated Bylaws to be effective before completion of the offering covered by the Registration Statement
                             (incorporated by reference to Exhibit 3.06 to the Registration Statement).

               4.01          Form of Specimen Common Stock Certificate
                             (incorporated by reference to Exhibit 4.01 to the Registration Statement).

               4.02          Fifth Restated Investors' Rights
                             Agreement dated March 31, 2000,
                             between Registrant, certain
                             stockholders and a convertible note
                             holder (incorporated by reference to
                             Exhibit 4.02 to the Registration
                             Statement).


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

               4.03 Form of Piggyback Registration Rights Agreement (incorporated by reference to Exhibit 4.03 to the Registration Statement).

               99.01 The description of Registrant's common stock set forth under the caption "Description of Capital Stock" in the prospectus included in the Registration Statement.

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